MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 5
Payment Date:     30-Jun-97
Reporting Month:  May

                    Class
                    Interest    Beginning       Interest    Interest     Principal     Total             Applied Ending
  Class             Rate        Balance         Accrual     Payment      Payment       Distribution      Losses  Balance
Class A-1            0.000000%            $0.00       $0.00       $0.00          $0.00         $0.00     $0.00             $0.00
Class A-2            6.237500%  $120,260,130.89 $625,102.14 $625,102.14  $4,575,026.22 $5,200,128.36     $0.00   $115,685,104.67
Class A-3           15.00000%    $23,307,500.00 $291,343.75 $291,343.75          $0.00   $291,343.75     $0.00    $23,307,500.00

                               $143,567,630.89  $916,445.89 $916,445.89  $4,575,026.22 $5,491,472.11      $0.00   $138,992,604.67

Class               CUSIP               Priority  Principal Type   Interest Type
Class A-1           589962AM1           Senior    Sequential       Floater
Class A-2           589962AL3           Senior    Sequential       Floater
Class A-3           589962AN9           Senior    Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     30-Jun-97
Reporting Month:  May


                                                                        Interest      Interest       Principal
          Original        Original  Integral     Record    Accrual      Payment       Payment        Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor       Factor        Factor         Balance         Principal
Class A-1  $23,980,860.00 10.00%    $1,000.00    31-May-97  0.00000000   0.00000000    0.00000000              $0.00 0.00000000
Class A-2 $179,856,450.00 75.00%    $1,000.00    31-May-97  3.47556143   3.47556143   25.43709842    $115,685,104.67 0.64320798
Class A-3  $23,307,500.00  9.72%    $1,000.00    31-May-97 12.50000000  12.50000000    0.00000000     $23,307,500.00 1.00000000

          $227,144,810.00                                                                            $138,992,604.67

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:   30-Jun-97
Report Date:    May

Collateral Proceeds Account


Beginning Balance                                       $0.00

Deposits                                                             Withdrawals

Interest Net of Servicing Fee                   $1,235,058.37        Interest Payments                   $916,445.89
Principal                                        $4,634391.85        Principal Payments                $4,730,090.25
Deposits From Reserve Fund                        $155,064.03        Surplus                             $301,238.40
Other Deposits                                          $0.00        MBIA Fee                             $17,374.08
                                                                     Discount Principal Reserve           $59,365.68

Total Deposit                                   $6,024,514.30        Total Withdrawals                 $6,024,514.30

                                                                     Ending Balance                            $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5

Payment Date:         30-Jun-97
Reporting Month       May

Reserve Funds and Subordination

                           Initial Coverage     Beginning Coverage   Adjustments  Losses      Insured Balance Ending Coverage
Type
Pool Over Collaterization  5.28% $12,663,785.76 8.04% $12,131,199.59 $0.00        $155,064.03 $150,498,713.53 8.00% $12,035,501.24

                                   Beginning   Current    Withdrawal  Ending
                                   Balance     Deposits   for Losses  DPR Balance
Discount Principal Reserve Account $544,107.43 $59,365.68 $155,064.03 $448,409.08
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 42.03% $6,340,890.55 $0.00       $0.00  $14,295,798.67  44.35% $6,340,890.55

Surplus Summary

Class                      Total  Distribution
Surplus                    $301,238.40

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance         Current Balance
30+ Days                41          $8,210,397             5.46%
60+ Days                13          $1,750,000             1.16%
90+ Days                34          $5,091,762             3.38%
Foreclosure              8          $1,662,739             1.10%
REO                     19          $2,993,269             1.99%

Totals                 115         $19,708,167            13.10%


Advances on Delinquencies                                      $202,776.59
Non-Recoverable Advances on Delinquencies                            $0.00